Exhibit 99.1

Faraday Future Announces User Based Co-Creation
“Mission Farad” Which Unites Developers, Creators,
Users, and Investors to Achieve Value Co-Creation
and Co-Sharing

Los Angeles, CA (May 22, 2023) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced its newly established “Mission Farad,” designed to encompass the Company’s many benefits to its user-based co-creation philosophy.

“Mission Farad” will bring FF’s users more innovative experiences and opportunities. It consists of four key components: an open-source co-creation technology platform, a co-sharing business model, a co-partnership governance structure, and a win-win product portfolio. This will be an important strategy for FF and provides new impetus for future growth.

FF is not just launching the FF 91 vehicle as its ultra-flagship model, but also creating more exciting new opportunities for its users. We believe the FF User Value Co-creation and Benefits Sharing Platform V2.0 will be a significant innovation, offering new opportunities for FF’s developers and creators as well as users and investors. This platform represents a major step forward in FF’s external partner program preceded by FF’s internal partner governance system. The platform is built on the Web3.0 concept, which unites developers, creators, users, and investors to achieve value co-creation and benefits co-sharing. We believe this is also the new trend of globalized corporate development, where co-creation, co-sharing, co-partnership and win-win will become the mainstream in the future.

The co-creation business model is an open UP2U business model that allows users to become FF partners and enable value co-creation. The shared technology platform is expected to provide more innovation and services for users and achieve better benefits co-sharing. Lastly, the Company’s win-win product portfolio will feature several product offerings including FIR and FPO, among others, which will be unveiled gradually.

We believe we can achieve a win-win situation through user value co-creation and benefits co-sharing. FF is very thankful for the support of our investors, retail investors, and fans. Alongside the FF 91 vehicle, the Company is also designing a novel way to reward FF’s Futurists.

The “Mission Farad” is officially launched on the FF App and FF.com. Users can participate in the “Mission Farad” through “Co-Creation Tasks” that will be updated from time to time. Completing specific Co-Creation Tasks within the given timeframe entitles users to earn Futurist Co-Creation Points as rewards. “Farad” is the unit of measure for the FF Futurist Co-Creation Points, denoted by the letter “F,” in tribute to Michael Faraday, the renowned English physicist.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

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FORWARD LOOKING STATEMENTS

This press release “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the development and success of Mission Farad and the Company’s co-creation and benefits co-sharing program, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the FF Top Holdings LLC Shareholder Agreement complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the market performance of the Company’s Common Stock, the Company’s ability to regain compliance with the Nasdaq listing requirements and the Company’s ability to execute definitive documentation in connection with and/or satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the non-binding City of Huanggang Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and completion of crash tests); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2023 the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023 and the “Risk Factors” section of the Company’s Form 10-Q filed with the SEC on May 10, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com